Estimated amortization of the intangible assets with definite useful lives (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Expected Amortization Expense [Line Items]
Future Amortization Expense Year One	$ 9,371
Future Amortization Expense Year Two	7,228
Future Amortization Expense Year Three	6,943
Future Amortization Expense Year Four	4,194
Future Amortization Expense Year Five	$ 4,102